CUSIP No.  217020 10 6                          Page  20   of    22   Pages
----------------------                          ---------------------------

                                   EXHIBIT 1

                             JOINT FILING AGREEMENT


        The undersigned hereby agree that the statement on Schedule 13D dated March 30, 2000, with respect to the Common Stock of CoorsTek, Inc. is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934.

        The undersigned constitute and appoint John K. Coors as each of our true and lawful special attorney for the limited purpose of, and with full power and authority to act on our behalf in all manners concerning the filing of amendments to the Schedule 13D.

        This Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original, but all of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have each executed this Joint Filing Agreement as of February 22, 2001.

                                     ADOLPH COORS, JR. TRUST


                                       By: /s/ William K. Coors
                                          ____________________________________
                                       Name/Title: William K. Coors, Trustee


                                       By: /s/ Jeffrey H. Coors
                                          ____________________________________
                                       Name/Title: Jeffrey H. Coors, Trustee


                                       By: /s/ Melissa Eton Coors
                                          ____________________________________
                                       Name/Title: Melissa Eton Coors, Trustee

CUSIP No.  217020 10 6                          Page  21   of    22   Pages
----------------------                          ---------------------------


                                     GROVER C. COORS TRUST


                                       By: /s/ William K. Coors
                                          ______________________________________
                                       Name/Title: William K. Coors, Trustee



                                       By: /s/ Jeffrey H. Coors
                                          ______________________________________
                                       Name/Title: Jeffrey H. Coors, Trustee



                                       By: /s/ John K. Coors
                                          ______________________________________
                                       Name/Title: John K. Coors, Trustee



                                       By: /s/ Joseph Coors, Jr.
                                          ______________________________________
                                       Name/Title: Joseph Coors, Jr., Trustee



                                       By: /s/ Joseph Coors
                                          ______________________________________
                                       Name/Title: Joseph Coors, Trustee


                                     MAY KISTLER COORS TRUST



                                       By: /s/ William K. Coors
                                          ______________________________________
                                       Name/Title: William K. Coors, Trustee



                                       By: /s/ Jeffrey H. Coors
                                          ______________________________________
                                       Name/Title: Jeffrey H. Coors, Trustee



                                       By: /s/ John K. Coors
                                          ______________________________________
                                       Name/Title: John K. Coors, Trustee



                                       By: /s/ Joseph Coors, Jr.
                                          ______________________________________
                                       Name/Title: Joseph Coors, Jr., Trustee

CUSIP No.  217020 10 6                          Page  22   of    22   Pages
----------------------                          ---------------------------

                                     HERMAN F. COORS TRUST


                                       By: /s/ William K. Coors
                                          ______________________________________
                                       Name/Title: William K. Coors, Trustee



                                       By: /s/ Jeffrey H. Coors
                                          ______________________________________
                                       Name/Title: Jeffrey H. Coors, Trustee



                                       By: /s/ John K. Coors
                                          ______________________________________
                                       Name/Title: John K. Coors, Trustee



                                       By: /s/ Joseph Coors, Jr.
                                          ______________________________________
                                       Name/Title: Joseph Coors, Jr., Trustee



                                       By: /s/ Darden Coors
                                          ______________________________________
                                       Name/Title: Darden Coors, Trustee


                                     WILLIAM K. COORS


                                       /s/ William K. Coors
                                       -----------------------------------------
                                       Name: William K. Coors

                                     JOSEPH COORS, JR.


                                       /s/ Joseph Coors
                                       -----------------------------------------
                                       Name: Joseph Coors, Jr.


                                     JEFFREY H. COORS


                                       /s/ Jeffrey H. Coors
                                       -----------------------------------------
                                       Name: Jeffrey H. Coors


                                     JOHN K. COORS


                                       /s/ John K. Coors
                                       -----------------------------------------
                                       Name: John K. Coors